Exhibit 10.4(7)
DATED 1/20/2007

PANSY HO

GRAND PARADISE MACAU LIMITED,
a corporation organized under the laws of the Isle of Man

MGMM MACAU, LTD.,
a corporation organized under the laws of the Isle of Man

MGM MIRAGE MACAU, LTD.,
a corporation organized under the laws of the Isle of Man

MGM MIRAGE, a corporation organized under the laws of the State of Delaware
and
MGM GRAND PARADISE LIMITED, a corporation
organized under the laws of Macau S.A.R.

AMENDMENT AGREEMENT TO THE
SUBSCRIPTION AND SHAREHOLDERS AGREEMENT

THIS AMENDMENT AGREEMENT is dated            2007 and is made BETWEEN:-
(1)	PANSY HO, an individual, whose address is Penthouse, 39th Floor, West Tower, Shun Tak Centre, 200 Connaught Road, Central, Hong Kong (“PH”);

(2)	GRAND PARADISE MACAU LIMITED, a corporation organized under the laws of the Isle of Man and whose registered office is 15-19 Athol Street, Douglas, Isle of Man IM1 ILB, British Isles (“PHCO”);

(3)	MGMM MACAU, LTD., a corporation organized under the laws of the Isle of Man and whose registered office is First Floor, Millennium House, Victoria Road, Douglas IM2 4RW, Isle of Man, British Isles (“MGMMI”), an indirect, wholly owned subsidiary of MGM MIRAGE;

(4)	MGM MIRAGE MACAU, LTD., a corporation organized under the laws of the Isle of Man and whose registered office is First Floor, Millennium House, Victoria Road, Douglas IM2 4RW, Isle of Man, British Isles (“MGMMII”), an indirect, wholly owned subsidiary of MGM MIRAGE;

(5)	MGM MIRAGE, a corporation organized under the laws of Delaware and whose principal office is 3600 Las Vegas Boulevard, South, Las Vegas, Nevada 89109 (“MGM MIRAGE”), whose shares are listed on the New York Stock Exchange; and

(6)	MGM GRAND PARADISE LIMITED, a corporation organized under the laws of Macau S.A.R. and whose registered office is Avenida da Praia Grande 759, 3/F, Macau S.A.R. (“Gaming Company”).
BACKGROUND
(A)	The parties are all the parties to a Subscription and Shareholders Agreement dated 19 June, 2004 (as the same has prior to the date hereof been amended and restated) (the “Principal Agreement”); and

(B)	The parties are desirous of amending certain of the provisions of the principal Agreement in the manner hereinafter set out as regards the provision by them and their affiliates of staff and services and the level of project fees to be paid.

NOW THEREFORE, in consideration of the mutual promises, covenants and agreements of the parties contained herein, IT IS AGREED as follows:-
1.	Clause 10.2 of the Principal Agreement shall be deleted and replaced by the following new Clause 10.2:

“The parties acknowledge that each of the Shareholders will be providing support and services to the Business through its staff and other persons. The costs of any such staff or other persons and any other direct or indirect costs incurred by any Shareholder (or any of its affiliates) involved or incurred directly in the development or operation of any part of the Business shall be borne by that Shareholder and shall not be recharged by that Shareholder (or any of its affiliates) to Gaming Company or the applicable subsidiary, as the case may be, except with the prior written approval of the Board or the Principal Shareholders.”

2.	Clause 28.1 shall be amended by deleting “1.75%” in line 5 thereof and replacing it with “1.3125%”.

3.	Clause 28.2 shall be amended by deleting “0.875%” in line 5 thereof and replacing it with “1.3125%”

4.	This Amendment Agreement has effect from 19 June 2004 (the “Effective Date”) and the Principal Agreement is amended in the manner set out above as of and with effect from the Effective Date.
IN WITNESS whereof, this Amendment Agreement has been entered into by the parties on the date set out above.

SIGNED by PANSY HO	/s/ Pansy Ho

in the presence of:

/s/ C.Y. Wong

SIGNED by	/s/ Pansy Ho

For and on behalf of GRAND PARADISE MACAU LIMITED in the presence of:

/s/ C.Y. Wong

SIGNED by	/s/ Gary N. Jacobs

For and on behalf of MGM MACAU, LTD. in the presence of:

/s/ C.Y. Wong

SIGNED by	/s/ Gary N. Jacobs

For and on behalf of MGM MIRAGE MACAU LTD. in the presence of:

/s/ C.Y. Wong

SIGNED by	/s/ Gary N. Jacobs

For and on behalf of MGM MIRAGE in the presence of:

/s/ C.Y. Wong

SIGNED by	/s/ Pansy Ho

/s/ Gary N. Jacobs

For and on behalf of MGM GRAND PARADISE LIMITED in the presence of:

/s/ C.Y. Wong